DHI Group, Inc. Acquires Point Solutions Group to Advance ClearanceJobs’ Mission of Providing a Total Recruitment Solution for Government Contracting Talent
Professional services firm delivers technology, engineering, and talent solutions in the aerospace, cybersecurity and other U.S. defense markets
CENTENNIAL, Colo. March 2, 2026 –DHI Group, Inc. (NYSE: DHX) today announced it has acquired Point Solutions Group, an engineering and technology professional services firm focusing on defense contracting and government staffing. The acquisition marks another significant milestone in advancing DHI’s ClearanceJobs’ brand strategy offering a total solution in the government contracting space.
“We were very attracted to Point Solutions Group given the strength of the business and the company’s unique market position,” said Art Zeile, CEO of DHI Group, Inc. “Moreover, Point Solutions Group holds a Top Secret facility clearance and has demonstrated past performance on multiple federal contracts for the United States Department of Defense and intelligence community. This acquisition catapults the ClearanceJobs business into a new chapter, expanding its mission of delivering an end-to-end solution to employers hiring talent with proven qualifications to safeguard national security.”
With this acquisition, ClearanceJobs has the ability to:
•Directly bid on federal government contracts
•Address hard-to-fill cleared roles through staffing solutions, and
•Expand ClearanceJobs’ addressable market beyond job postings and subscriptions.
“We view Point Solutions Group as a strategic extension of the ClearanceJobs platform, strengthening our long-term growth opportunity and expanding our service offering without changing the best-in-class service our clients have come to love from ClearanceJobs,” said Alex Schildt, President of ClearanceJobs.
“Building this company has been the journey of a lifetime and I’m incredibly proud of what our team has accomplished,” said Paige Goss, Founder and CEO of Point Solutions Group. “I’m confident joining forces with ClearanceJobs is the best next chapter for our customers, our employees and our mission. This acquisition represents a strong strategic fit and exciting opportunity to extend our impact in the defense contracting staffing market with a partner who shares our values and vision.”
Transaction Details:
DHI Group, Inc. acquired Point Solutions Group for an estimated purchase price of $5.5 million, which includes an up-front payment of $5.0 million in cash and another $0.5 million that may be earned within one year of the purchase date upon achieving certain revenue thresholds in 2026.

About DHI Group, Inc.
DHI Group, Inc. (NYSE: DHX) is a provider of AI-powered career marketplaces that focus on technology roles. DHI’s two brands, ClearanceJobs and Dice, enable recruiters and hiring managers to efficiently search for and connect with highly skilled technology professionals based on the skills requested. The Company’s patented algorithm manages over 100,000 unique technology skills. Additionally, our marketplaces allow tech professionals to find their ideal next career opportunity, with relevant advice and personalized insights. Learn more at www.dhigroupinc.com. Learn more at www.dhigroupinc.com.
Forward-Looking Statements

This press release and oral statements made from time to time by our representatives contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include, without limitation, information concerning our possible or assumed future financial condition, liquidity and results of operations, including expectations (financial or otherwise), our strategy, plans, objectives, and intentions, growth potential, and statements regarding our financial outlook. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” "target" or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, our ability to execute our tech-focused strategy, a write-off of all or a part of our goodwill and intangible assets, backlog not accurately representing future revenue, competition from existing and future competitors in the highly competitive markets in which we operate, failure to adapt our business model to keep pace with rapid changes in the recruiting and career services business and the development of new products and services, macroeconomic conditions, including government shutdowns, the impact of initiatives to restructuring or streamlining government agencies, such as DOGE, the risk that AI models will reduce demand for technology professionals in the workforce, failure to maintain and develop our reputation and brand recognition, failure to increase or maintain the number of customers who purchase recruitment packages, failure to attract qualified professionals to our websites or grow the number of qualified professionals who use our websites, inability to successfully integrate future acquisitions or identify and consummate future acquisitions, misappropriation or misuse of our intellectual property, claims against us for intellectual property infringement or failure to enforce our ownership of intellectual property, failure to attract and retain users who create and post original content on our web properties, taxation risks in various jurisdictions and the potential for unfavorable decisions related to tax assessments, taxation risks impacting our liability or past sales, and ability to make future sales, downturns in our customers' businesses, our indebtedness and our ability to borrow funds under our revolving credit facility or refinance our indebtedness, restrictions on our current and future operations under such indebtedness, development and use of artificial intelligence, failure to timely and efficiently scale, adapt and maintain our technology and infrastructure, capacity constraints, system failures or breaches of network security, usefulness of our candidate profiles to our customers, decreases in our user engagement, changes in search engines’ methodologies, failure to halt operations of third-party websites aggregating our data, reliance on third-party hosting facilities, our compliance with laws and regulations, U.S. and foreign government regulation of the Internet and taxation, failure to attract or retain key executives and personnel, our ability to navigate the cyclicality or downturns of the U.S. and worldwide economies, litigation related to infringement or other claims regarding our services or content, our ability to defend ownership of our intellectual property, global climate change, compliance with the continued listing standards of the New York Stock Exchange, volatility in our stock price, differences between estimates of financial projections and future results, failure to maintain controls over financial reporting, results of operations fluctuating on a quarterly and annual basis, our Section 382 Rights Plan may have an anti-takeover effect, and anti-takeover provisions in our governing documents may make changes to management difficult, and disruption resulting from unsolicited offers to purchase the company. These factors and others are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, all of which are available on the Investors page of our website at www.dhigroupinc.com, including the Company’s most recently filed reports on Form 10-K and Form 10-Q and subsequent filings under the headings “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” You should keep in mind that any forward-looking statement made by the Company or its representatives herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect us. We have no obligation to update any forward-looking statements after the date hereof, except as required by applicable federal securities laws.

Investor Contact
Todd Kehrli or Jim Byers
PondelWilkinson, Inc.
212-448-4181
ir@dhigroupinc.com

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VP Engagement
212-448-8288
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